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                                                                    Exhibit 4.3

                          [FORM OF FACE OF CERTIFICATE]



              Organized Under the Laws of the State of South Dakota


                                                           CLASS C CAPITAL UNITS
C-

                            GREAT PLAINS ETHANOL, LLC

 THIS CERTIFIES THAT__________________________________________ IS THE OWNER AND
 REGISTERED HOLDER OF_____________________________________________ CLASS C
 CAPITAL UNITS

                          in Great Plains Ethanol, LLC

 TRANSFERABLE ONLY ON THE BOOKS OF THE LIMITED LIABILITY COMPANY BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

        IN WITNESS WHEREOF, THE SAID LIMITED LIABILITY COMPANY HAS CAUSED
       THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS THIS
                            DAY OF           , 200__.


 _________________                                         _________________
     SECRETARY                                                 PRESIDENT

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                        [FORM OF REVERSE OF CERTIFICATE]

             The sale and transfer of the Capital Units represented
             by this Certificate are restricted by, and subject to,
               the provisions of the Operating Agreement of Great
             Plains Ethanol, LLC. The Operating Agreement provides,
             among other things, that no sale, assignment, transfer,
              gift, exchange or other disposition of these Capital
              Units is valid except as specifically provided for in
                the Operating Agreement. Copies of the Operating
             Agreement and instructions for transfer, sale or other
              disposition of these Capital Units are available for
                  inspection at the Company's principal office.



FOR VALUE RECEIVED __________ HEREBY SELL, ASSIGN AND TRANSFER UNTO
____________________________________________________________________
_____________________________________________________ CAPITAL UNITS REPRESENTED
BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________________________________ ATTORNEY TO TRANSFER THE
SAID CAPITAL UNITS ON THE BOOKS OF THE WITHIN NAMED LIMITED LIABILITY COMPANY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
DATED         ____________________, 20_____ __________________

IN PRESENCE OF ___________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.